CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Globalink, Ltd. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Amendment 1 of Form 10-Q for the quarter ended June 30, 2011 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/Robin Young
                                 ----------------------
                                 Robin Young
                                 Chief Executive Officer

September 14, 2011

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Globalink, Ltd. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Amendment 1 of Form 10-Q for the quarter ended June 30, 2011 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/Ben Choi
                                 ----------------------
                                 Ben Choi
                                 Chief Executive Officer

September 14, 2011